SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 2, 2002
(Date of earliest event reported)

INCYTE GENOMICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 855-0555

Item 5.    Other Events.

On December 2, 2002, Incyte Genomics, Inc. (the “Company”), Affymetrix, Inc. (“Affymetrix”) and The Board of Trustees of the Leland Stanford Junior University settled the following litigation matters: Incyte Pharmaceuticals, Inc., et al. v. Affymetrix, Inc., Case No. C99-21111 JF (N.D. Cal.), Patrick O. Brown, et al. v. Stephen P.A. Fodor, et al., Patent Interference No. 104,358 (Bd. of Patent App. and Inter.); Patrick O. Brown, et al. v. Stephen P.A. Fodor, et al., Patent Interference No. 104,359 (Bd. of Patent App. and Inter.), the Affymetrix Opposition to European Patent No. EP B 10804 731, and the Affymetrix opposition to Australian Patent No. AU709276 (2962/95). A final judgment was entered by Judge Fogel on December 4, 2002 in the Incyte Pharmaceuticals, Inc., et al. v. Affymetrix, Inc., Case No. C99-21111 JF (N.D. Cal.).

The final judgment provides, in part, that claims one through five of Affymetrix’s United States Patent No. 5,800,992 (the “ ’992 Patent”) are invalid and that, therefore, there can be no interference between such ’992 Patent claims and certain claims of United States Patent Application No. 08/514,875 (the “ ’875 Application”), a patent application licensed by the Company from Stanford University, which will now be remanded to the Board of Patent Appeals and Interferences for further examination. The final judgment provides further, in part, that no interference in fact exists between certain claims in Affymetrix’s United States Patent No. 5,744,305 (the “ ’305 Patent”) and certain claims set forth in United States Patent Application No. 08/688,488 (the “ ’488 Application”), a patent application licensed by the Company from Stanford University, which will now also be remanded to the Board of Patent Appeals and Interferences for further examination. There can be no assurances as to the outcome of the examination of the ’875 Application and ’488 Application.

The settlement has no impact on the December 21, 2001, settlement by Affymetrix and the Company of then pending infringement claims asserted by each company against the other. All outstanding litigation matters between the Company and Affymetrix are now resolved and, accordingly, the Company expects to incur no further related litigation expense.

Except for the historical information contained herein, the matters set forth in this Current Report, including without limitation, statements as to the elimination of future litigation expenses, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including without limitation, uncertainties associated with changes in patent laws, unexpected expenses related to the conclusion of the Company’s litigation proceedings with Affymetrix, and other risks detailed from time to time in the Company’s SEC reports, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The Company disclaims any intent or obligation to update or revise these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2002.

INCYTE GENOMICS, INC.

By:	/s/ Lee Bendekgey
Lee Bendekgey Executive Vice President and General Counsel